UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2012

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information in this Current Report on Form 8-K set forth under Item 2.03 is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On March 29, 2012, Kilroy Realty, L.P., or the Operating Partnership, entered into a $150 million unsecured term loan facility, or the Term Loan, for a term of four years plus a one-year extension option.  The Term Loan is guaranteed by the Operating Partnership’s general partner, Kilroy Realty Corporation, or the Company, and matures in March 2016.  The Term Loan bears interest at an annual rate of LIBOR plus 1.75% or Base Rate (as defined in the Term Loan Agreement) plus 0.750% and the interest rate can vary depending upon the Operating Partnership’s credit rating.  The Operating Partnership expects to use the Term Loan for general corporate purposes, which may include the repayment of its 3.25% Exchangeable Senior Notes due April 15, 2012, funding its acquisition, development and redevelopment programs, or repaying other long-term debt.

The Term Loan contains covenants and restrictions requiring the Operating Partnership to meet certain financial ratios and to provide certain information to the lenders.  Some of the more restrictive financial covenants include a (i) maximum total debt to total assets ratio, (ii) maximum secured debt to total assets ratio, (iii) maximum dividends to funds from operations ratio, (iv) maximum development, joint ventures, and unimproved properties to total assets ratio, (v) minimum fixed charge coverage ratio, (vi) minimum consolidated tangible net worth, (vii) minimum unencumbered assets to unsecured debt ratio, (viii) minimum unencumbered asset pool debt service coverage ratio, and (ix) minimum unencumbered debt yield. Non-compliance with one or more of the covenants and restrictions could result in the full or partial principal balance of the Term Loan becoming immediately due and payable.  Copies of the Term Loan Agreement and Guaranty of Payment of the Company, the terms of which are incorporated by reference, are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

Kilroy Realty Corporation

On March 23, 2012, the Company filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary, which the Company refers to as the Articles Supplementary, to its Articles of Restatement, as amended and supplemented, classifying and designating 4,600,000 of its authorized capital stock as shares of the 6.875% Series G Cumulative Redeemable Preferred Stock, or the Series G Preferred Stock.  As set forth in the Articles Supplementary, the Series G Preferred Stock ranks, with respect to dividend rights and rights upon our liquidation, dissolution or winding-up, senior to the Company’s common stock, par value $0.01 per share, or the Common Stock, and on parity with its 7.80% Series E Cumulative Redeemable Preferred Stock, 7.50% Series F Cumulative Redeemable Preferred Stock, and if and when issued in exchange for outstanding Series A Cumulative Redeemable Preferred Units of the Operating Partnership, 7.45% Series A Cumulative Redeemable Preferred Stock, and any future class or series of its capital stock expressly designated as ranking on parity with the Series G Preferred Stock.  Dividends on the Series G Preferred Stock will be paid quarterly in arrears on the 15th day of each February, May, August and November, commencing May 15, 2012 at a rate of 6.875% annually of the stated liquidation preference of $25.00 per share, which is equivalent to $1.71875 per share on an annualized basis.  Dividends will accrue and be cumulative from and including March 27, 2012, the date of original issuance.

If the Company is liquidated, dissolved or wound up, holders of shares of the Series G Preferred Stock will be entitled to receive a liquidation preference of $25.00 per share, plus any accrued and unpaid dividends, up to but excluding the date of payment, before any payments are made to the holders of the Company’s Common Stock or other shares ranking junior to the Series G Preferred Stock as to liquidation rights, none of which exist on the date hereof.  The rights of the holders of shares of the Series G Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of each other series or class of the Company’s capital stock ranking on parity with the Series G Preferred Stock as to liquidation.

The Series G Preferred Stock will not be redeemable before March 27, 2017, except under circumstances intended to preserve the Company’s status as a real estate investment trust for federal and/or state income tax purposes and except as described below upon the occurrence of a Change of Control (as defined in this Articles Supplementary). On and after March 27, 2017, the Company may, at its option, redeem any or all of the shares of the Series G Preferred Stock at $25.00 per share plus, subject to exceptions, any accrued and unpaid dividends to but excluding the date fixed for redemption. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the shares of Series G Preferred Stock, within 120 days after the first date on which such Change of Control occurred, at $25.00 per share plus, subject to exceptions, any accrued and unpaid dividends to but excluding the date fixed for redemption. The shares of Series G Preferred Stock have no stated maturity, are not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless the Company redeems or otherwise repurchase them or they become convertible and are converted as described in Articles Supplementary.

Upon the occurrence of a Change of Control, each holder of Series G Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary), the Company has provided or provide notice of its election to redeem some or all of the shares of Series G Preferred Stock held by such holder as described in the Articles Supplementary, in which case such holder will have the right only with respect to shares of Series G Preferred Stock that are not called for redemption) to convert some or all of the Series G Preferred Stock held by such holder into shares of the Company’s Common Stock on the Change of Control Conversion Date, all on the terms and subject to the conditions described in the Articles Supplementary, and subject to a Share Cap (as defined in the Articles Supplementary) and to provisions for the receipt, under specified circumstances, of alternative consideration as described in the Articles Supplementary.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series G Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Kilroy Realty, L.P.

Effiective March 27, 2012, the Company, as the sole general partner of the Operating Partnership, executed the Sixth Amended and Restated Agreement of Limited Partnership of the Operating Partnership, creating the 6.875% Series G Cumulative Redeemable Preferred Units, or the Series G Preferred Units, that generally mirror the rights and preferences of the Series G Preferred Stock described above.  At the closing, the Company contributed the net proceeds of the Series G Preferred Stock offering, described under Item 8.01 below, to the Operating Partnership in exchange for 4,000,000 Series G Preferred Units.  If shares of Series G Preferred Stock are converted into shares of the Company’s Common Stock, the Operating Partnership will convert an equal number of Series G Preferred Units into units of common partnership interest in the Operating Partnership, and if shares of Series G Preferred Stock are converted into consideration other than shares of the Company’s Common Stock, the Operating Partnership will retire an equal number of Series G Preferred Units.  A complete description of the Series G Preferred Units is contained in the Sixth Amended and Restated Agreement of Limited Partnership of the Operating Partnership filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Kilroy Realty Corporation

On March 23, 2012, the Company filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland designating the powers, preferences and privileges of the Series G Preferred Stock.  The Articles Supplementary were effective upon filing.  The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Kilroy Realty, L.P.

Effective March 27, 2012, the Company, as the sole general partner of the Operating Partnership, executed the Sixth Amended and Restated Agreement of Limited Partnership of the Operating Partnership creating the powers, preferences and privileges of the Series G Preferred Units.  The information about the Sixth Amended and Restated Agreement of Limited Partnership of the Operating Partnership under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 7.01    REGULATION FD DISCLOSURE

On March 27, 2012 and April 2, 2012, the Company issued press releases, copies of which are furnished as Exhibits 99.1 and 99.2 to this report.

The information included in this Current Report on Form 8-K under this Item 7.01 (including the exhibits hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.  The information included in this Current Report on Form 8-K under this Item 7.01 (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01    OTHER EVENTS

On March 27, 2012, the Company completed an underwritten public offering of 4,000,000 shares of its Series G Preferred Stock.  The shares were issued and sold by the Company at a price to the public of $25.00 per share, pursuant to an underwriting agreement dated as of March 16, 2012, by and among the Company, the Operating Partnership and the underwriters. Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as representatives of the several underwriters named in the underwriting agreement.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

3.1

Form of Articles Supplementary designating Kilroy Realty Corporation’s 6.875% Series G Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 8.1 to Kilroy Realty Corporation’s Form 8-A as filed with the Securities Exchange Commission on March 22, 2012).

3.2*	Sixth Amendment and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated March 27, 2012.

4.1

Specimen Certificate for the Series G Preferred Stock (incorporated by reference to Exhibit 4.1 to Kilroy Realty Corporation’s Form 8-A as filed with the Securities Exchange Commission on March 22, 2012).

10.1*	Term Loan Agreement dated March 29, 2012.

10.2*	Guaranty of Payment of Kilroy Realty Corporation dated March 29, 2012.

99.1**	Press Release dated March 27, 2012 issued by Kilroy Realty Corporation.

99.2**	Press Release dated April 2, 2012 issued by Kilroy Realty Corporation.

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: April 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

	By:	KILROY REALTY CORPORATION,
Its general partner

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: April 2, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1

Form of Articles Supplementary designating Kilroy Realty Corporation’s 6.875% Series G Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 8.1 to Kilroy Realty Corporation’s Form 8-A as filed with the Securities Exchange Commission on March 22, 2012).

3.2*	Sixth Amendment and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated March 27, 2012.

4.1

Specimen Certificate for the Series G Preferred Stock (incorporated by reference to Exhibit 4.1 to Kilroy Realty Corporation’s Form 8-A as filed with the Securities Exchange Commission on March 22, 2012).

10.1*	Term Loan Agreement dated March 29, 2012.

10.2*	Guaranty of Payment of Kilroy Realty Corporation dated March 29, 2012.

99.1**	Press Release dated March 27, 2012 issued by Kilroy Realty Corporation.

99.2**	Press Release dated April 2, 2012 issued by Kilroy Realty Corporation.

*	Filed herewith.
**	Furnished herewith.